Exhibit 10.41 (f)

CONFORMED COPY

AMENDMENT NO. 4

TO SERIES 2006-1 SUPPLEMENT

This AMENDMENT NO. 4 TO SERIES 2006-1 SUPPLEMENT, dated as of December 23, 2008 (this “Amendment”) is between Centre Point Funding, LLC (f/k/a Budget Truck Funding, LLC) (“BTF”), Budget Truck Rental, LLC (“BTR”), as Administrator, Deutsche Bank Securities, Inc., (“DBSI”), Riverside Funding LLC (“Riverside Funding”), Deutsche Bank AG, New York Branch (“DBAG”), Sheffield Receivables Corporation (“Sheffield”), Barclays Bank PLC (“Barclays”) and The Bank of New York Mellon Trust Company, N.A. (f/k/a The Bank of New York Trust Company, N.A.), in its capacity as Trustee.

RECITALS:

WHEREAS, BTF and the Trustee entered into that certain Base Indenture, dated as of May 11, 2006, as amended by that certain Amendment No. 1 to the Base Indenture, dated as of May 16, 2007, and as further amended by that certain Amendment No. 2 to the Base Indenture, dated as of February 15, 2008 (as the same may be further amended, modified, supplemented or amended and restated in accordance with its terms, the “Base Indenture”);

WHEREAS, the parties hereto entered into that certain Series 2006-1 Supplement to the Base Indenture, dated as of May 11, 2006, as amended by that certain Amendment No. 1 to Series 2006-1 Supplement, dated as of May 16, 2007, as further amended by that certain Amendment No. 2 to Series 2006-1 Supplement, dated as of February 15, 2008, and as further amended by that certain Amendment No. 3 to Series 2006-1 Supplement, dated as of May 8, 2008 (the “Series Supplement”);

WHEREAS, BTF, Riverside Funding, DBSI, DBAG, Sheffield and Barclays are entering into an amended and restated fee letter (the “Amended Fee Letter”) as of the date hereof to revise the definitions of “Applicable Margin” and “Program Fee Rate” therein;

WHEREAS, the parties hereto wish to amend the Series Supplement as provided herein to, among other things, make the Amended Fee Letter the “Fee Letter” referenced in and applicable to the Series Supplement and thereby incorporate the revised Applicable Margin and Program Fee Rate into the Series Supplement and BTF’s obligations thereunder;

WHEREAS, pursuant to Section 10.11 of the Series Supplement, the Series Supplement may be modified or amended in accordance the requirements of Section 12.1 of the Base Indenture, and pursuant thereto the Requisite Investors or each affected Noteholder, as required, have consented in writing to the amendments effected by this Amendment; and

WHEREAS, this Amendment has been duly authorized by all necessary limited liability company action on the part of BTF;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.1. Terms Defined in Series Supplement or Base Indenture. Capitalized terms used in this Amendment not herein defined shall have the meaning contained in the Series Supplement and, if not defined therein, in the Definitions List attached to the Base Indenture as Annex 1 or as otherwise set forth in the Base Indenture.

ARTICLE II.

Amendments

Section 2.1. Amendments to Article I – Definitions.

(a) The definition of “Fee Letter” set forth in Article I of the Series Supplement is hereby amended and restated in its entirety to read as follows:

“Fee Letter” means the letter dated as of December 23, 2008, from BTF addressed to Riverside Funding LLC, DBSI, Deutsche Bank AG, New York, Sheffield and Barclays, as the same may be amended, restated or otherwise modified from time to time, amending and restating the Second Amended Fee Letter, and setting forth certain fees payable from time to time to the Purchaser Groups.

(b) Article I of the Series Supplement is hereby amended by adding the following definition in proper alphabetical sequence:

“Second Amended Fee Letter” means the letter dated as of May 8, 2008, from BTF addressed to Riverside Funding LLC, DBSI, Deutsche Bank AG, New York, Sheffield and Barclays, amending and restating the Original Fee Letter, and setting forth certain fees payable from time to time to the Purchaser Groups.

(c) Article I of the Series Supplement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Amendment No. 4” is defined in Section 10.20.

“Rating Affirmation” is defined in Section 10.20.

The amendments set forth in Section 2.1(a) and (b) above are collectively the “Fee Letter Amendment”.

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Section 2.1. Amendments to Article X – General.

Article X of the Series Supplement is hereby amended by adding the following provisions as Section 10.20 thereof:

Section 10.20 Further Assurances

Each of BTF and BTR hereby covenants and agrees that, on or after the date of Amendment No. 4 to Series 2006-1 Supplement, dated as of December 23, 2008, by and among the BTF, BTR, Deutsche Bank Securities, Inc., Riverside Funding LLC, Deutsche Bank AG, New York Branch, Sheffield Receivables Corporation, Barclays Bank PLC and the Trustee (“Amendment No. 4”), it will use commercially reasonable efforts to promptly obtain written confirmation from Moody’s that its A2 rating of the Series 2006-1 Notes shall not be reduced or withdrawn as a result of the amendments contemplated by the Fee Letter Amendment (as defined in Amendment No. 4) (the “Rating Affirmation”) (a copy of such Rating Affirmation to be delivered to the Trustee) including, without limitation, entering into a further amendment to the Series Supplement to increase the Series 2006-1 Required Liquid Enhancement Percentage to the extent necessary to achieve such Rating Affirmation.

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ARTICLE III.

MISCELLANEOUS

Section 3.1. Condition to Effectiveness of Fee Letter Amendment. The Fee Letter Amendment shall become effective as of the date hereof only upon receipt by the Administrative Agent of written confirmation (the “Rating Affirmation”) from Moody’s that its A2 rating of the Series 2006-1 Notes shall not be reduced or withdrawn as a result of the amendments contemplated by the Fee Letter Amendment; provided that, for the avoidance of doubt, if the Rating Affirmation is not received on the date hereof, the excess of any and all interest and fees that would accrue from and including the date hereof under the Series Supplement taking into account the Fee Letter Amendment over the interest and fees accruing from and including the date hereof under the Series Supplement absent the Fee Letter Amendment, shall in fact accrue from the date hereof through and including the date of receipt of the Rating Affirmation but shall become due and payable (i) only if the Rating Affirmation is received and (ii) on the first Payment Date immediately following the third Business Day after such date of receipt of the Rating Affirmation.

Section 3.2. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the parties hereto under the Series Supplement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Series Supplement, all of which are hereby ratified and affirmed in all respects by each of the parties hereto and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Series Supplement specifically referred to herein, and any references in the Base Indenture to the provisions of the Series Supplement specifically referred to herein shall be to such provisions as amended by this Amendment.

Section 3.3. Further Assurances. If the Rating Affirmation is not received on the date hereof, BTF and BTR shall use commercially reasonable efforts on and after the date hereof to promptly obtain the Rating Affirmation after the date hereof, including, without limitation, entering into a further amendment to the Series Supplement to increase the Series 2006-1 Required Liquid Enhancement Percentage to the extent necessary to achieve the Rating Affirmation.

Section 3.4 Waiver of Notice. Each of the parties hereto waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

Section 3.5. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 3.6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF

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LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 3.7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties herein in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CENTRE POINT FUNDING, LLC, as Issuer

By:	/s/ David B. Wyshner
Name: David B. Wyshner
Title: Executive Vice President, Chief Financial Officer and Treasurer

DEUTSCHE BANK SECURITIES, INC., as Administrative Agent

By:	/s/ Eric Shea
Name: Eric Shea
Title: Managing Director

By:	/s/ Sergey Moiseyenko
Name: Sergey Moiseyenko
Title: Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity but as Trustee

By:	/s/ Sally R. Tokich
Name: Sally R. Tokich
Title: Assistant Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity but as Series 2006-1 Agent

By:	/s/ Sally R. Tokich
Name: Sally R. Tokich
Title: Assistant Vice President

BUDGET TRUCK RENTAL, LLC, as Administrator

By:	/s/ Roger Watkins
Name: Roger Watkins
Title: VP Truck

RIVERSIDE FUNDING LLC, as a CP Conduit Purchaser

By:	/s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, as an APA Bank

By:	/s/ Eric Shea
Name: Eric Shea
Title: Managing Director

By:	/s/ Sergey Moiseyenko
Name: Sergey Moiseyenko
Title: Vice President

DEUTSCHE BANK SECURITIES, INC., as a Funding Agent

By:	/s/ Eric Shea
Name: Eric Shea
Title: Managing Director

By:	/s/ Sergey Moiseyenko
Name: Sergey Moiseyenko
Title: Vice President

SHEFFIELD RECEIVABLES CORPORATION, as a CP Conduit Purchaser

By:	/s/ Hong Zhao
Name: Hong Zhao
Title: Vice President

BARCLAYS BANK PLC, as an APA Bank

By:	/s/ Kristin Terranova
Name: Kristin Terranova
Title: Vice President

BARCLAYS BANK PLC, as a Funding Agent

By:	/s/ Kristin Terranova
Name: Kristin Terranova
Title: Vice President

ACKNOWLEDGED AND AGREED TO BY:

AVIS BUDGET CAR RENTAL, LLC, as Guarantor

By:	/s/ Rochelle Tarlowe
Name: Rochelle Tarlowe
Title: Vice President and Treasurer